Exhibit 99.1

Press Release

FOR RELEASE ON: November 12, 2024

Nxu, Inc. Files Registration Statement on Form S-4 for Proposed Business Combination with Verde Bioresins, Inc.

MESA, Ariz., November 12, 2024 – Nxu, Inc., (NASDAQ: NXU) (“Nxu”, “the Company”), a domestic technology company focused on energy storage and charging solutions for the infrastructure we need to power our electrified future, has filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) relating to the previously announced proposed merger ( the “Merger”) with Verde Bioresins, Inc. (“Verde”), a leader in sustainable product innovation and full-service bioplastics production.

As previously announced on October 24, 2024, Nxu and Verde have entered into a merger agreement pursuant to which Nxu will acquire all of the issued and outstanding common shares of Verde in an all-stock transaction. Upon closing of the Merger, the combined company is expected to be renamed Verde Bioresins, Corp. and list its common stock on Nasdaq under the new ticker symbol “VRDE.”

The registration statement includes a preliminary prospectus and proxy statement in connection with the Merger. Although the registration statement has not yet become effective and the information contained therein is subject to change, it provides important information about Nxu, Verde and the Merger.

Upon the closing of the Merger, it is expected that pre-Merger Verde stockholders will own approximately 95% of the combined company and pre-Merger Nxu stockholders will own approximately 5% of the combined company, in each case, on a fully-diluted and as-converted basis, and assuming Nxu’s aggregate enterprise value is approximately $16.2 million. For purposes of determining the exchange ratio in the transaction, Verde has been ascribed an aggregate enterprise value of approximately $306.9 million, and Nxu’s aggregate enterprise value will be an amount equal to approximately $16.2 million, less an amount equal to the excess of certain lease payments remaining unpaid at closing over Nxu’s cash balance at closing.

The closing of the Merger is expected to occur in the first quarter 2025, subject to approval of Nxu’s stockholders, the registration statement being declared effective, approval of the combined company’s stock for trading on Nasdaq, approval of Verde’s stockholders and the satisfaction of other customary closing conditions.

“Filing the S-4 is a critical step toward completion of the Merger, marking the start of the SEC review process,” said Nxu Founder, Chairman, and CEO Mark Hanchett. “The Board believes in the potential long-term value creation from this combination, and urges shareholders to read the S-4 and proxy statement/prospectus and any amendments to such documents before making any voting or investment decision with respect to the Merger.”

About Verde

Verde is committed to pioneering sustainable solutions to the plastics problem in the form of biobased, biodegradable and recyclable PolyEarthylene resins. Verde is addressing the Growing Global Plastic Pollution Crisis: 85% of all plastics in the United States end up in a landfill, taking hundreds of years or more to decompose. Through its sustainable product innovation and proprietary technology, Verde provides comprehensive design and development solutions for companies seeking alternatives to conventional plastics. Verde targets food service, consumer goods, skincare and beauty, automotive, agricultural, and other packaging end markets with resins for blown film, thermoform, injection molding and blow molding applications. For additional information, please visit verdebioresins.com

About Nxu, Inc.

Nxu, Inc. is a domestic technology company leveraging its intellectual property and innovations to support e-Mobility and energy storage solutions.  For more information, visit www.nxuenergy.com.

Advisors

Lake Street Capital Markets, LLC has provided a fairness opinion to the Nxu Board in connection with the proposed transaction. Snell & Wilmer L.L.P. is serving as legal counsel to Nxu in connection with the proposed transaction.

Roth Capital Partners, LLC is serving as financial advisor to Verde. Wilmer Cutler Pickering Hale and Dorr LLP is serving as legal counsel to Verde in connection with the proposed transaction.

Proxy Solicitor Information and Shareholder Questions

Nxu’s shareholders who have questions should contact info@nxuenergy.com

It is anticipated that the Nxu special shareholder meeting will take place in the first quarter of 2025. Nxu’s proxy solicitation will be handled by D.F. King & Co.

Forward-Looking Statements
Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including the risk factors set forth under “Risk Factors” in Part I, Item 1A of Nxu’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, set forth in Nxu’s subsequent Quarterly Reports on Form 10-Q or set forth in Nxu’s other filings with the SEC, and any of the following: (i) the expected timing to consummate the Merger and/or the transactions contemplated by the Merger Agreement; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the Merger and/or the transactions contemplated by the Merger Agreement, including obtaining stockholder approvals and any required regulatory clearances; (iii) potential litigation relating to the Merger and/or the transactions contemplated by the Merger Agreement that could be instituted against Nxu, Verde or their respective directors; (iv) risks related to Nxu’s continued listing on Nasdaq until closing of the Merger; (v) risks related to (a) the combined company’s satisfaction of the Nasdaq initial listing application qualifications for the listing on the Nasdaq Capital Market and (b) Nasdaq’s approval of the listing of the shares of Nxu common stock to be issued in connection with the Merger; (vi) risks associated with the possible failure to realize certain anticipated benefits of the Merger, including with respect to future financial and operating results; (vii) uncertainties regarding unexpected costs, liabilities or delays in connection with the consummation of the Merger and/or the transactions contemplated by the Merger Agreement, and the impact such costs, liabilities or delays would have on the anticipated cash resources of the combined company upon closing; (viii) operating costs, customer loss and business disruptions arising from the Merger and/or the transactions contemplated by the Merger Agreement and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; (ix) the ability of Nxu and Verde to protect their respective intellectual property rights; (x) competitive responses to the proposed Merger and changes in expected or existing competition; (xi) Nxu’s, Verde’s, and the combined company’s limited operating history; (xii) the combined company’s ability to manage growth; (xiii) changes in capital requirements’ (xiv) the combined company’s ability to obtain additional financing; (xv) other adverse economic, business, and/or competitive factors; and (xvi) other risks to the consummation of the Merger and the other transactions contemplated by the Merger Agreement, including circumstances that could give rise to the termination of the Merger Agreement and the risk that the transactions contemplated thereby will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made. Except as required by applicable law, neither Nxu nor Verde undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Important Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Nxu has filed a Registration Statement on Form S-4 (as amended, the “Registration Statement”), that contains a preliminary proxy statement of Nxu and a prospectus with respect to shares of Nxu’s common stock to be issued in connection with the proposed transaction. NXU URGES ITS INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PRELIMINARY PROXY STATEMENT/PROSPECTUS, DEFINITIVE PROXY STATEMENT/PROSPECTUS (ONCE AVAILABLE), AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NXU, VERDE, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the registration statement, preliminary proxy statement/prospectus, definitive proxy statement/prospectus (once available), and other documents filed by Nxu with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that Nxu communicates with investors and the public using its website (www.nxuenergy.com) and the investor relations website (investors.nxuenergy.com), where anyone will be able to obtain free copies of the registration statement, preliminary proxy statement/prospectus, definitive proxy statement/prospectus (once available) and other documents filed by Nxu with the SEC and investors and stockholders are urged to read the registration statement, preliminary proxy statement/prospectus, definitive proxy statement/prospectus (once available) and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

No Offer or Solicitation

This press release is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or any invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESS RELEASE IS TRUTHFUL OR COMPLETE.

Participants in the Solicitation

Nxu, Verde and their respective directors, executive officers and other members of management may be considered participants in the solicitation of proxies in connection with the proposed transactions. Information about Nxu’s directors and executive officers, consisting of Mark Hanchett, Annie Pratt, Britt Ide, Jessica Billingsley and Sarah Wyant, including a description of their direct or indirect interest, by security holdings or otherwise, can be found under the captions, “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation” contained in the definitive proxy statement on Schedule 14A for Nxu’s 2024 annual meeting of stockholders, filed with the SEC on May 2, 2024 (the “2024 Nxu Proxy Statement”). To the extent that Nxu’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2024 Nxu Proxy Statement, such transactions have been or will be reflected on Statements of Change in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the persons who may be deemed participants in the solicitation of proxies, including the information about the directors and executive officers of Verde, will be included in the Proxy Statement/Prospectus and other relevant materials relating to the proposed transaction when it is filed with the SEC. Investors should read the Registration Statement, Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. These documents can be obtained free of charge from the sources indicated above.

CONTACT:

Nxu, Inc.

info@nxuenergy.com